UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

PIER 1 IMPORTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 JOHN B SIAS MEMORIAL PARKWAY, SUITE 255 FORT WORTH, TEXAS		76134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

100 Pier 1 Place, Fort Worth, Texas 76102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PIRRQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On February 18, 2020, the New York Stock Exchange (“NYSE”) notified Pier 1 Imports, Inc. that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of Pier 1 Imports, Inc. upon completion of all applicable procedures. A Form 25 was filed with the SEC by the NYSE on March 3, 2020 and the delisting of the common stock became effective 10 days later. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the common stock under Section 12(b) of the Exchange Act, the common stock will remain registered under Section 12(g) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Certain Executive Officers

On May 19, 2020, Pier 1 Imports, Inc. (the “Company”) filed in the United States Bankruptcy Court for the Eastern District of Virginia a motion seeking approval of a plan to wind down the Company’s business (the “Wind-Down Plan”) in view of current business conditions and the absence of the necessary investor or acquirer interest and financial resources to allow the Company to reorganize.

The Wind-Down Plan budget prepared by the Company contemplates, among other things, that the employment of certain of the Company’s executive officers will be terminated by the Company on specified future dates. At this time, it is expected that the employment of the following individuals will terminate on or about the indicated dates:

William H. Savage	Executive Vice President, Chief Global Supply Chain Officer	June 1, 2020
Donna N. Colaco	President	July 31, 2020
Mark R. Haley	Executive Vice President, Store Sales & Operations	October 31, 2020
Robert J. Riesbeck	Chief Executive Officer and Chief Financial Officer	November 30, 2020

The Wind-Down Plan budget also contemplates that each of the named individuals will, as the Company announced on March 24, 2020, continue to be subject to a 50% pay reduction. No material amendment, grant or award, or modification thereto, under any compensatory plan, contract or arrangement to which the named individuals are parties is being made in connection with these actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

By: /s/ Robert J. Riesbeck
Robert J. Riesbeck, Chief Executive Officer and Chief Financial Officer

Date:  May 22, 2020